UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 4, 2026

COMPASS DIVERSIFIED HOLDINGS
(Exact name of registrant as specified in its charter)

Delaware	001-34927	57-6218917
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

COMPASS GROUP DIVERSIFIED HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Delaware	001-34926	20-3812051
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
301 Riverside Avenue, Second Floor, Westport, CT 06880
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (203) 221-1703

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Shares representing beneficial interests in Compass Diversified Holdings	CODI	New York Stock Exchange
Series A Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR A	New York Stock Exchange
Series B Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR B	New York Stock Exchange
Series C Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR C	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 2     Financial Information
Item 2.02    Results of Operations and Financial Condition
On November 4, 2026, Compass Diversified Holdings (NYSE: CODI) and Compass Group Diversified Holdings LLC (collectively “CODI”) issued a press release announcing its consolidated operating results for the three and nine months ended September 30, 2026. A copy of the press release is furnished within this report as Exhibit 99.1.
Section 7     Regulation FD
Item 7.01    Regulation FD Disclosure
Consent Solicitation Relating to Senior Notes

On November 4, 2026, Compass Group Diversified Holdings LLC (the “Company”) commenced solicitations of consents from holders of its outstanding 5.250% Senior Notes due 2029 and 5.000% Senior Notes due 2032 (collectively, the “Notes”) to certain proposed amendments to the indentures governing the Notes and to the replacement of U.S. Bank Trust Company, National Association, with Computershare Trust Company, N.A. as trustee under those indentures (the “Consent Solicitations”). The Consent Solicitations are being conducted on the terms and subject to the conditions described in the Consent Solicitation Statement dated November 4, 2026, which is being provided to holders of the Notes. The Consent Solicitations are scheduled to expire at 5:00 p.m., New York City time, on November 12, 2026, unless extended.

The Consent Solicitation Statement, including the proposed forms of supplemental indentures, is furnished as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference into this Item 7.01.

The information in this Item 7.01 and Exhibit 99.2 is furnished, rather than filed, and will not be treated as filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to liability under that section. This information is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent expressly incorporated by specific reference in such a filing.
Section 9     Financial Statements and Exhibits
Item 9.01    Financial Statements and Exhibits
(d)    Exhibits.

Exhibit Number	Description

99.1	Earnings Release of CODI dated November 4, 2026

99.2	Consent Solicitation Statement dated November 4, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 4, 2026	COMPASS DIVERSIFIED HOLDINGS

	By:	/s/ Stephen Keller

Stephen Keller
Regular Trustee
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 4, 2026	COMPASS GROUP DIVERSIFIED HOLDINGS LLC

	By:	/s/ Stephen Keller

Stephen Keller
Chief Financial Officer